UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2010

OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Main Street
North Canton, Ohio 44720

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code :  (330) 244-2985

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 9, 2010, Ohio Legacy Bank, N.A. (the “Bank”), a subsidiary of Ohio Legacy Corp, announced that it was changing the Bank’s name to Premier Bank & Trust, N.A., effective April 12, 2010.

A copy of the press release issued by the Bank announcing the name change is included as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits

(a )– (c) Not applicable

d) Exhibits:

Exhibit No.	Press Release

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 2010

OHIO LEGACY CORP
By: /s/ Rick L. Hull Rick L. Hull
President and Chief Executive Officer